SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                        Date of Report: December 5, 2005


                          American Racing Capital, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                       000-29057                  87-0631750
          ------                       ---------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


          4702 Oleander Drive, Suite 200
           Myrtle Beach, South Carolina                          29577
           ----------------------------                          -----
     (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (843) 497-7028

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      American Racing Capital, Inc. (formerly Altrimega Health Corporation), a Nevada corporation ("ARC" or the "Company") entered into a Share Exchange Agreement, dated October 17, 2005, by and among the Company, American Racing Capital, Inc., a Nevada corporation ("ARCI") and the shareholders of ARCI (the "ARCI Shareholders"). Pursuant to the Share Exchange Agreement, the ARCI Shareholders exchanged with, and delivered to, ARC the issued and outstanding common stock of ARCI in exchange for 150,000,000 shares of ARC's common stock, par value $0.001, and 1,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of ARC. As a result of the Share Exchange Agreement, and upon the filing of the required Plan and Exchange with the Secretary of State of the State of Nevada, ARCI became a wholly-owned subsidiary of the Company. On October 18, 2005, the Company entered into a Share Exchange
Agreement, by and among the Company, ARC Development Corporation, a Nevada corporation ("ARCD") and the shareholders of ARCD (the "ARCD Shareholders"). Pursuant to the Share Exchange Agreement, the ARCD Shareholders exchanged with, and delivered to, ARC the issued and outstanding common stock of ARCD in exchange for 235,000,000 shares of ARC's common stock, par value $0.001, and 1,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of ARC. As a result of the Share Exchange Agreement, and upon the filing of the required Plan and Exchange with the Secretary of State of the State of Nevada, ARCD became a wholly-owned subsidiary of the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      In connection with the consummation of the transactions mentioned in Item 2.01, the Company issued 150,000,00 shares of common stock and 1,000,000 shares of Series A Convertible Preferred Stock to the stockholders of ARCI, and 235,000,000 shares of common stock and 1,000,000 shares of Series A Convertible Preferred Stock to the stockholders of ARCD.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On November 18, 2005, the Company's Board of Directors appointed D. Davy Jones as President and Director and Robert Koveleski as Secretary and Director.

      On November 18, 2005, Mr. John W. Gandy resigned as President and Director of the Company. Also on November 18, 2005, Mr. Ron E. Hendrix resigned as Secretary and Director and John F. Smith, III resigned as Director of the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION AND BYLAWS; CHANGE IN FISCAL YEAR

      On October 19, 2005, the Company filed the Certificate of Designations to the Articles of Incorporation with the Secretary of State of the State of Nevada, setting forth the rights and designations of the Series A Convertible Preferred Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

--------------------------------------------------------------------------------------------------------------
Exhibit           Description
--------------------------------------------------------------------------------------------------------------
Exhibit 10.1      Share Exchange Agreement, dated October 17, 2005,             Incorporated by reference as
                  by and among the Company, American Racing Capital, Inc.,      Exhibit 99.1 to Form 8-K filed
                  and the shareholders of American Racing Capital, Inc.         on October 17, 2005

Exhibit 10.2      Share Exchange Agreement, dated October 18, 2005, by          Incorporated by reference as
                  and among the  Company, ARC Development Corporation,          Exhibit 99.1 to Form 8-K filed
                  and the shareholders of ARC Development Corporation           on October 19, 2005

Exhibit 3.2       Certificate of Designation of the Series A Convertible        Provided herein
                  Preferred Stock of American Racing Capital, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     American Racing Capital, Inc.,


                                     /s/ D. Davy Jones
                                     ------------------------------
                                     Name:  D. Davy Jones
                                     Title: Chairman and President
                                     Date:  December 5, 2005